UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Indaptus Therapeutics, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 25, 2023

10:00 a.m. (Eastern time)

INDAPTUS THERAPEUTICS, INC.

3 COLUMBUS CIRCLE, 15TH FLOOR

NEW YORK, NY 10019

April 12, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc. at 10:00 a.m. Eastern time, on Thursday, May 25, 2023, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. Please note that in order to gain admission to the site of the Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on May 24, 2023, so that we can timely provide your name to building security.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.

Chairman

INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle

New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, May 25, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Thursday, May 25, 2023, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. The Annual Meeting will be held for the following purposes:

●	To elect William B. Hayes and Anthony Maddaluna as Class II directors, to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on March 31, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at the offices of the Company during regular business hours for a period of ten days prior to the Annual Meeting for any purpose germane to the meeting. The list of these stockholders will also be available during the Annual Meeting for inspection by any stockholder who is present. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on May 24, 2023, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://indaptusrx.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.

Chairman

New York, New York

April 12, 2023

INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, NY 10019

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Indaptus Therapeutics, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, May 25, 2023 (the “Annual Meeting”), at 10:00 a.m. Eastern time, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY, and at any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on March 31, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 8,401,047 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 12, 2023 to our stockholders on the Record Date.

In this proxy statement, “Indaptus”, “Company”, “we”, “us”, and “our” refer to Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.) and, where appropriate, its consolidated subsidiaries, Intec Pharma Ltd. and Decoy Biosystems, Inc. References to “Intec Parent” refer to Intec Parent, Inc., the successor of Intec Pharma Ltd. following the domestication merger (the “Domestication Merger”) with Intec Parent, references to “Intec Israel” refer to Intec Pharma Ltd., the predecessor of Indaptus prior to the Domestication Merger, and references to “Decoy” refer to Decoy Biosystems, Inc., the entity acquired by Indaptus in connection with the merger with Decoy (the “Merger”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 25, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect William B. Hayes and Anthony Maddaluna as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the election of William B. Hayes and Anthony Maddaluna as Class II directors; and

●	FOR the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Indaptus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Indaptus is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 12, 2023, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them.

Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is March 31, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 8,401,047 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person at the Annual Meeting or by proxy, of the holders of not less than 33.3% of the voting power of the capital stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting in person only if you are an Indaptus stockholder of record who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 no later than 5:00 p.m., Eastern time, on May 24, 2023 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

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How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet—You can vote over the Internet by going to www.proxyvote.com and following the instructions ;

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail—If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 24, 2023. To vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice or on your proxy card.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares in person.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Annual Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Indaptus prior to or at the Annual Meeting; or

●	by voting in person at the Annual Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a “legal proxy” and bringing it to the Annual Meeting.

Who will count the votes?

Nir Sassi, our inspector of election appointed for the Annual Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

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Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Haskell & White LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have nine (9) directors on our Board. Our current Class II Directors are William B. Hayes, Anthony Maddaluna and Brian O’Callaghan. The Board has nominated William B. Hayes and Anthony Maddaluna for election as Class II Directors at the Annual Meeting. Brian O’Callaghan has not been nominated for election as a Class II director at the Annual Meeting following the end of his current term. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2023 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Mark J. Gilbert, M.D., Hila Karah and Robert E. Martell, M.D., Ph.D.; the current Class II Directors are William B. Hayes, Anthony Maddaluna and Brian O’Callaghan; and the current Class III Directors are Jeffrey A. Meckler, Michael J. Newman, Ph.D. and Dr. Roger J. Pomerantz, M.D., F.A.C.P.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that any of Mr. Hayes or Mr. Maddaluna should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Mr. Hayes or Mr. Maddaluna will be unable to serve if elected. Each of Mr. Hayes and Mr. Maddaluna has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees For Class II Directors (terms to expire at the 2026 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
William B. Hayes	57	2021	Director
Anthony Maddaluna	70	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the Annual Meeting are as follows:

William B. Hayes has served on our Board since July 2021 and previously served on Intec Israel’s board of directors since June 2018 until the Merger. Most recently, Mr. Hayes was Executive Vice President, Chief Financial Officer and Treasurer of Laboratory Corporation of America Holdings (LabCorp) (NYSE: LH), a diagnostics laboratory company. Mr. Hayes joined LabCorp in 1996, where he was responsible for day-to-day operations of the revenue cycle function. He rose through a series of promotions and in 2005 was named Executive Vice President, Chief Financial Officer and Treasurer of LabCorp, a role he held until his retirement in 2014. Prior to LabCorp, Mr. Hayes was at KPMG for nine years in their audit department. Since October 2019, Mr. Hayes has served on the board of Builders FirstSource, a supplier and manufacturer of building materials (Nasdaq: BLDR), and currently chairs its audit committee. Previously, Mr. Hayes served as a director from March 2016 for Patheon N.V. (NYSE: PTHN), a pharmaceutical manufacturing company, until its acquisition by Thermo Fisher in late 2017. Mr. Hayes holds a Bachelor of Science in accounting from the University of North Carolina at Greensboro. We believe Mr. Hayes is qualified to serve on our Board because of his accounting background and experience serving on public company boards.

Anthony Maddaluna has served on our Board since July 2021 and previously served on Intec Israel’s board of directors since December 2017 until the Merger. Mr. Maddaluna has more than 40 years of experience in the pharmaceutical manufacturing industry, including leadership positions in plants, regions and globally. From January 2011 to December 2016, Mr. Maddaluna held a series of positions at Pfizer Inc., most recently serving as the Executive Vice President and President of Pfizer Global Supply. Prior to that Mr. Maddaluna served as Senior Vice President of Pfizer Global Manufacturing Strategy and Supply Network Transformation from 2008 until 2011, and as Vice President of Pfizer Global Manufacturing Europe Area from 1998 until 2008. Mr. Maddaluna served as a director of Albany Molecular Research Inc. from February 2016 until its acquisition by The Carlyle Group and GTCR in August 2017 and currently serves on the board of managers for the private company. Mr. Maddaluna holds a B.S. in Chemical Engineering from Northeastern University and an M.B.A. from Southern Illinois University. We believe Mr. Maddaluna is qualified to serve on our Board because of his extensive experience in the pharmaceutical manufacturing industry, including his service at Pfizer, and his experience serving on company boards.

Continuing members of the Board of Directors:

Class I Directors (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Mark J. Gilbert, M.D.	62	2021	Director
Hila Karah	54	2021	Director
Robert E. Martell, M.D., Ph.D.	60	2023	Director

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The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Mark J. Gilbert, M.D. has served on our Board since November 2021. Dr. Gilbert brings more than 30 years of experience in global medical and clinical research and development, and management of medical affairs. From March 2019 to March 2022, Dr. Gilbert served as Executive Vice President of Research and Development at Acepodia, Inc., a clinical-stage biotechnology company addressing gaps in cancer care. and since June 2021, Dr. Gilbert has served as a Clinical Development Advisor to Decoy Biosystems, Inc., the Company’s wholly owned-subsidiary. In addition, from July 2022, Dr. Gilbert serves as the Clinical Development Advisor at Tune Therapeutics, a biotechnology company focused on epigenetic edited-therapeutic medicines; from October 2020, Dr. Gilbert serves as the Chairman of the Scientific Advisory Board at Inceptor Bio, LLC, a biotechnology company developing multiple next-generation cell and gene therapy platforms for underserved and difficult-to-treat cancers, and has served as a member of their board of directors since November 2022; from October 2020, he serves as a Strategic Advisor at Kineticos Ventures, a firm providing advisory services and capital to emerging life sciences firms; and from March 2020, he serves as Chief Medical Officer of JW Therapeutics, a biotechnology company focused on cell immunotherapy products. Prior to these positions, between November 2013 and January 2020, Dr. Gilbert was the Chief Medical Officer of Juno Therapeutics Inc., a biopharmaceutical company, where he led the clinical development of some of the first CAR-T cell therapies. Before that, Dr. Gilbert held leadership positions at Bayer Schering Pharma AG, where he served as Vice President and Head of Global Clinical Development, Therapeutic Area Oncology; Berlex Pharmaceuticals, Inc., where he served as Vice President of Medical Affairs, Oncology, and Vice President and Head of Global Medical Development Group, Oncology; and Immunex Corporation, where he served as Senior Medical Director, Clinical Research and Development. Between May 2019 and May 2021, Dr. Gilbert served as an Independent Director of Silicon Therapeutics, Inc., a fully integrated drug design and development company. Dr. Gilbert earned a Bachelor of Science degree in Biochemistry from the University of Iowa and a Medical Doctor degree from the University of Iowa College of Medicine. He trained in internal medicine, infectious disease and medical oncology at the University of California, San Francisco, and the University of Washington, respectively. We believe Dr. Gilbert is qualified to serve on our Board because of his significant scientific and executive in drug development and in the pharmaceutical industry.

Hila Karah has served on our Board since July 2021 and previously served as a member of Intec Israel’s board of directors since December 2009 until the Merger. Ms. Karah is an experienced board director and since 2013 serves as an independent business consultant to private and public companies on strategy, operations, financing, regulatory and corporate governance. From November 2017 to September 2018, Ms. Karah was the executive chairperson of FloraFotonica Ltd., an Israeli Agro Tech startup. From 2006 until 2013, Ms. Karah was the chief investment officer of Eurotrust Ltd., a family office, where she focused primarily on investments in life science, internet and high-tech companies. Prior to joining Eurotrust, Ms. Karah served as a senior analyst at Perceptive Life Sciences Ltd., a New York-based hedge fund. Prior to her position at Perceptive, Ms. Karah was a research analyst at Oracle Partners Ltd., a healthcare-focused hedge fund based in Connecticut. Ms. Karah has served on the board of Cyren Ltd., a cyber security company (Nasdaq, TASE: CYRN), since 2008 and the board of Dario Health Corp. (Nasdaq: DRIO) since 2014. She also serves on the board of several private companies. Ms. Karah has a BA in molecular and cell biology from the University of California, Berkeley, and has studied at the UCSB - UCSF Joint Medical Program. We believe Ms. Karah is qualified to serve on our Board because of her longstanding service with Intec Israel, her investment career in life science companies, her scientific background and experience serving on public company boards.

Robert E. Martell, M.D., Ph.D. has served on our Board since February 2023. Dr. Martell brings more than 20 years of experience in the pharmaceutical industry. Since June 2018, Dr. Martell serves as Head of Research and Development at Curis, Inc., a biotechnology company focused on the development of innovative therapeutics for the treatment of cancer, and served on its board of directors from November 2011 to May 2018. He is also co-founder of Epi-Cure Pharmaceuticals, a privately held early-stage biotechnology company, and served as its president and member of board of directors from 2016 to 2018. Dr. Martell also currently serves as an attending physician at Tufts University Medical Center, a position he has held since 2009. Prior to these positions, from 2012 to 2015, Dr. Martell served as the Chief Medical Officer of Tesaro, Inc., an oncology-focused biopharmaceutical company, where he had led the medical and pharmacological aspects of development. Before that, from 2005 to 2009, he served as the Chief Medical Officer of MethylGene, Inc., a publicly traded biopharmaceutical company focused on cancer therapeutics, where he had oversight of all aspects of clinical strategy and development. He also held positions as Director of Oncology Global Clinical Research at Bristol-Myers Squibb, a biopharmaceutical company, from 2002 to 2005; and as Associate/Deputy Director at Bayer Corporation Pharmaceutical Division from 2000 to 2002. In addition, Dr. Martell has held a number of academic positions, including at Yale University School of Medicine as Assistant Clinical Professor of Oncology from 2001 to 2005, and at Duke Medical Center from 1998 to 2000 where he achieved the rank of Assistant Professor. Dr. Martell received a B.A. in chemistry from Kalamazoo College, a Ph.D. in Pharmacology from University of Michigan and an M.D. from Wayne State University. He completed his Internal Medicine internship and residency at Duke University Medical Center, and his Fellowship in Medical Oncology also at Duke. We believe Dr. Martell is qualified to serve on our Board due to his significant experience in research and development and as a Chief Medical Officer of public biopharmaceutical companies.

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Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Jeffrey A. Meckler	56	2021	Chief Executive Officer and Director
Michael J. Newman, Ph.D.	67	2021	Chief Scientific Officer and Director
Dr. Roger J. Pomerantz, M.D., F.A.C.P.	66	2021	Chairman of the Board

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Jeffrey A. Meckler has served as our Chief Executive Officer since July 2021 and member of our Board since inception in February 2021. Previously, Mr. Meckler served as our sole officer from inception to July 2021, Intec Israel’s Vice Chairman of the board of directors from April 2017, as Intec Israel’s Chief Executive Officer from July 2017 and as President and Secretary and director of Intec Parent from March 2021 until the Merger. Mr. Meckler has served on numerous public and private corporate boards and since October 2014 has served as a director of Travere Therapeutics (Nasdaq: TVTX). Mr. Meckler served as Chief Executive Officer and a director of CoCrystal Pharma, Inc., a pharmaceutical company, from April 2015 to July 2016. He has also served as a director of QLT, Inc. (Nasdaq: QLTI), a biotechnology company, from June 2012 to November 2016, as well as the Managing Director of The Andra Group, a life sciences consulting firm since 2009. Mr. Meckler also served as Chief Executive Officer of Trieber Therapeutics from January 2017 to July 2017. Earlier in his career, Mr. Meckler held a series of positions at Pfizer Inc. in manufacturing systems, market research, business development, strategic planning and corporate finance, which included playing a significant role in acquisitions and divestitures. Mr. Meckler is the past President and continues to serve on the board of directors of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center. Mr. Meckler holds a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received his J.D. from Fordham University School of Law. We believe that Mr. Meckler is qualified to serve on our Board because of his extensive executive leadership experience in the biopharmaceutical industry, including his service at Pfizer, and his experience serving on public company boards.

Michael J. Newman, Ph.D. has served as our Chief Scientific Officer and a member of our Board since August 2021. Dr. Newman is a pharmaceutical/biotechnology executive with over 35 years of experience carrying out and managing oncology research and development, in addition to undergraduate and graduate research and training in microbiology. He was the Founder, President, Chief Executive Officer and a member of the board of directors of Decoy (from August 2013 to August 2021). His previous positions also include faculty appointments in Biochemistry at Brandeis University (from 1984 to 1987) and the Roche Institute of Molecular Biology (from 1987 to 1992), Senior Associate Director of Oncology at Sandoz Pharmaceuticals (world-wide head of Cancer Biology), and Executive Director of Oncology at Novartis Pharmaceuticals (Head of Cancer Biology in the U.S.) (from 1992 to 1997), and senior management at several Biotechnology companies (from 1998 to 2012). Dr. Newman received a bachelor’s degree in biology from the University of California at San Diego, a Ph.D. in Cell and Developmental Biology from Harvard Medical School (National Science Foundation Pre-Doctoral Fellow) and carried out post-doctoral research at Cornell University. We believe that Dr. Newman is qualified to serve on our Board because of his extensive scientific and research background, as well as his experience as founder and CEO of Decoy.

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Roger J. Pomerantz, M.D., F.A.C.P. has served as our Chairman since July 2021 and previously served on Intec Israel’s board of directors from March 2018 until the Merger. Dr. Pomerantz has served as Chairman and Chief Executive Officer of Contrafect Corporation (Nasdaq: CFRX) since April 2019 and Vice Chairman of Contrafect since May 2014. Previously, Dr. Pomerantz was a Venture Partner at Flagship Pioneering from 2014 through 2019. In addition, from November 2013 to December 2019, Dr. Pomerantz served as Chairman of the board of directors of Seres Therapeutics, Inc. (Nasdaq: MCRB), a biotechnology company, and as its President and Chief Executive Officer from June 2014 to January 2019. Prior to joining Seres, Dr. Pomerantz was Worldwide Head of Licensing & Acquisitions, Senior Vice President at Merck & Co., Inc., where he oversaw all licensing and acquisitions at Merck Research Laboratories, including external research, out-licensing regional deals, and academic alliances. Previously, he served as Senior Vice President and Global Franchise Head of Infectious Diseases at Merck. Prior to joining Merck, Dr. Pomerantz was Global Head of Infectious Diseases for J&J. Dr. Pomerantz has served as a member of the board of directors of Viracta (Nasdaq: VIRX) since June 2020 and was appointed Chair in September 2020. Since February 2020, he served as Chairman of Collplant Biotechnologies (Nasdaq: CLPT) and was previously a member of the board of directors of Rubius Therapeutics (Nasdaq: RUBY). Dr. Pomerantz earned his B.A. in biochemistry at the Johns Hopkins University and his M.D. at the Johns Hopkins School of Medicine. He completed his internal medicine internship and residency training, and his subspecialty clinical and research training in infectious diseases and virology at the Massachusetts General Hospital of Harvard Medical School. His post-doctoral research training in molecular retrovirology was obtained at both Harvard Medical School and the Whitehead Institute of the Massachusetts Institute of Technology (MIT). Dr. Pomerantz also served as the Chief Resident at the Massachusetts General Hospital. Following his medical-scientist training, he was an Endowed, Tenured Professor of Medicine and Molecular Pharmacology and Chairman of the Infectious Diseases Department of Thomas Jefferson University in Philadelphia. Dr. Pomerantz is an internationally recognized expert in HIV molecular pathogenesis and latency. He has developed ten approved infectious disease drugs in important diseases including HIV, HCV, tuberculosis, and Clostridium difficile infection. We believe Dr. Pomerantz is qualified to serve on our Board because of his significant scientific, executive and board leadership experience in drug development and in the pharmaceutical industry.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Haskell & White LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Haskell & White LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Haskell & White LLP is not expected to attend the Annual Meeting and is not expected to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Haskell & White LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Haskell & White LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Haskell & White LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Haskell & White LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Indaptus Therapeutics, Inc. (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

William B. Hayes (Chairman)

Hila Karah

Brian O’Callaghan

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Haskell & White LLP, our independent registered public accounting firm, billed to us for their professional services for each of the last two fiscal years:

Fee Category	2022	2021
Audit Fees	$225,540	$470,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$225,540	$470,000

Audit Fees

Audit fees for the fiscal year ended December 31, 2022 include fees for professional services rendered for the audit and quarterly review of our financial statements included in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, and services provided in connection with SEC filings, including consents and comfort letters. Audit fees for the fiscal year ended December 31, 2021 include fees for professional services rendered for the audit and quarterly review of our financial statements included in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, and services provided in connection with SEC filings, including consents and comfort letters.

Audit Committee Pre-Approval Policy and Procedures

On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Haskell & White LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee pre-approves all audit, review, and attest services proposed to be performed by our independent auditor that have not been generally pre-approved, including the scope of services to be performed and the compensation to be paid to the auditor, prior to commencement of such engagements of the independent auditor. Our Audit Committee has authorized all auditing and non-auditing services provided by Haskell &White LLP during the fiscal year ended December 31, 2022 and the fees paid for such services.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jeffrey A. Meckler (1)	56	Chief Executive Officer and Director
Michael J. Newman, Ph.D. (2)	67	Chief Scientific Officer and Director
Nir Sassi (3)	47	Chief Financial Officer
Walt A. Linscott, Esq. (4)	62	Chief Operating Officer

(1)	See biography on page 9 of this proxy statement.

(2)	See biography on page 9 of this proxy statement.

(3)	Nir Sassi has served as our Chief Financial Officer since July 2021 and served as Intec Israel’s Chief Financial Officer from March 2010 until the Merger (other than from January 2015 to August 2016, during which period Mr. Sassi served as Intec Israel’s VP Finance), and its President from March 2021 until the Merger. Prior to his service with Intec Israel, Mr. Sassi served as a Senior Manager at PricewaterhouseCoopers Israel, an accounting firm, from 2002 until 2010, including two years relocation to the PricewaterhouseCoopers New York office. Mr. Sassi is a certified public accountant in Israel and has a bachelor’s degree in economics and accounting from Ben Gurion University in Be’er Sheva, Israel.

(4)	Walt A. Linscott, Esq. has served as our Chief Operating Officer since March 2023. Prior to that, Mr. Linscott served as our Chief Business Officer from July 2021 to March 2023 and previously joined Intec Israel in October 2017 and served as its Chief Administrative Officer from October 2017 to July 2018 and its Chief Business Officer from July 2018 until the Merger. Prior to his service with Intec Israel, Mr. Linscott co-founded a global consulting enterprise in October 2014 providing strategic advice to developing companies and most recently served as the President and Chief Operating Officer of Treiber Therapeutics, Inc. from March 2017 to October 2017. Mr. Linscott also has held senior level executive positions at public and private medical device and pharmaceutical companies including Cocrystal Pharma, Inc., from July 2015 to March 2017, Carestream Health, Inc., from January 2011 to January 2015 and Solvay Pharmaceuticals, Inc., from 2001 to 2005. In addition to this experience, he was an associate and partner at Thompson Hine LLP from 1990 to 2001, and again as a partner from 2005 to 2010 where he founded the firm’s Atlanta, Georgia office, served as Partner in Charge and Chair of the firm’s Life Science Practice Group. Mr. Linscott holds a Master of Science in Experimental and Translational Therapeutics from the University of Oxford, a Postgraduate Diploma in Global Business from the University of Oxford and a Postgraduate Diploma in Entrepreneurship from Cambridge University. He earned a bachelor’s degree from Syracuse University and a Juris Doctor from the University of Dayton School of Law. Mr. Linscott served on active duty as an Officer in the United States Marine Corps prior to attending law school.

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CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.indaptusrx.com, or by writing to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019.

Board Composition

Our Board of Directors currently consists of nine members: Mark J. Gilbert M.D., William B. Hayes, Hila Karah, Anthony Maddaluna, Robert E. Martell, M.D., Ph.D., Jeffrey A. Meckler, Michael J. Newman, Ph.D., Brian O’Callaghan, and Roger J. Pomerantz, M.D., F.A.C.P. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Each of the directors on our Board of Directors other than Mr. Meckler and Dr. Newman qualifies as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

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Board Diversity Matrix

Board Diversity Matrix (As of April 12, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	7	0	0
Two or More Races or Ethnicities	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY 10019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including such factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our shareholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

15

Communications from Stockholders

Stockholders who wish to communicate with a member or member(s) of the Board, including a specified Board committee or the independent directors as a group or the full Board may do by the following means:

Mail:	c/o Chief Financial Officer and Secretary
Chairman of the Board
Indaptus Therapeutics, Inc.
3 Columbus Circle, 15th Floor
New York, NY 10019

Email:	nir@indaptusrx.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Indaptus Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which is available on the Investors page of the Company’s website under “Governance Highlights”.

Board Leadership Structure

Our Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the Chief Executive Officer. Consequently, we do not have a policy governing whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the Chairman of the Board and the Chief Executive Officer are held by two different people. Dr. Pomerantz is our independent, non-executive Chairman of the Board and Mr. Meckler is our Chief Executive Officer. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board. We believe that separation of the positions reinforces the independence of the Board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Pomerantz is especially suited to serve as our chairman of the Board, in light of his significant strategic management experience in the U.S. healthcare industry, which provides him with a unique perspective on the best methods of growth for a life sciences company.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.indaptusrx.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and other similar transactions, unless such transaction has been pre-approved by the Chief Financial Officer.

Attendance by Members of the Board of Directors at Meetings

There were 5 meetings of the Board of Directors during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. One of our directors then serving attended the 2022 Annual Meeting of Stockholders.

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COMMITTEES OF THE BOARD

Our Board has established four standing committees—Audit, Compensation, Nominating, and Science and Technology. Each of Audit, Compensation and Nominating Committee operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating	Science and Technology
Mark J. Gilbert, M.D.				X
William B. Hayes	Chairperson	X
Hila Karah	X		X
Anthony J. Maddaluna		Chairperson	X	X
Robert E. Martell, M.D., Ph.D.				X
Michael J. Newman, Ph.D.				Chairperson
Brian O’Callaghan	X		Chairperson

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	monitoring the rotation of the partners of our independent registered public accounting firm on our audit engagement team and considering periodically the rotation of auditing firms;

●	overseeing the work of our independent registered public accounting firm;

●	reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit, including our annual financial statements and related disclosures, and the results of the review by the independent registered public accounting firm of our quarterly financial statements and related disclosures;

●	discussing with management and the independent registered public accounting firm the adequacy of our internal control over financial reporting, disclosure controls and procedures, compliance with legal and regulatory requirements, and code of business conduct and ethics;

●	discussing with management and the independent registered public accounting firm our risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our independent registered public accounting firm and management;

●	reviewing and providing oversight of any related person transactions, including establishing such policies and procedures as appropriate to facilitate such review; and

●	preparing the audit committee report required by the SEC rules (which is included on page 11 of this proxy statement).

The Audit Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of the Audit Committee are Mr. Hayes, Ms. Karah, and Mr. O’Callaghan. Mr. Hayes serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Hayes, Ms. Karah, and Mr. O’Callaghan is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership. The Board has not nominated Mr. O’Callaghan for re-election at the Annual Meeting. The Board intends to appoint an independent director to the Audit Committee to replace Mr. O’Callaghan, effective upon the conclusion of the Annual Meeting.

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The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Hayes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met 4 times in 2022.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its oversight responsibilities relating to the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●	reviewing and approving, or recommending for approval by the Board, our overall compensation strategy and policies, including evaluating risks associated with our compensation policies and practices;

●	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to the Board of Directors with respect to non-employee director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.indaptusrx.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged Radford/AON, a compensation consulting firm (“Radford”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Mr. Maddaluna and Mr. Hayes. Mr. Maddaluna serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met one time in 2022.

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Nominating Committee

Our Nominating Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to the Board the persons to be nominated for election as directors and to each Board committee;

●	reviewing with the Chief Executive Officer and making recommendations to the Board with respect to our succession plans for the Chief Executive Officer and other executive officers;

●	reviewing and making recommendations to the Board the composition and chairperson of each Board committee; and

●	overseeing the evaluation of the Board and its committees.

The Nominating Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of our Nominating Committee are Ms. Karah, Mr. Maddaluna and Mr. O’Callaghan. Mr. O’Callaghan serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating Committee did not have any meetings in 2022.

Science and Technology Committee

Our Science and Technology Committee’s responsibilities include:

●	reviewing and advising on our drug development strategy, including the selection of therapeutic targets, the design and execution of clinical trials, and the regulatory pathway for approval;

●	assessing our research pipeline and recommending changes or improvements to ensure a sustainable and diverse portfolio of drug candidates;

●	evaluating our intellectual property strategy and overseeing the implementation of appropriate measures to protect our discoveries and inventions; and

●	reviewing our manufacturing strategy and overseeing the quality controls put in place to meet regulatory requirements.

The members of our Science and Technology Committee are Dr. Gilbert, Mr. Maddaluna, Dr. Martell, and Dr. Newman, and Dr. Newman serves as the Chairperson of the Science and Technology Committee.

The Science and Technology Committee held two meetings in 2022.

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EXECUTIVE COMPENSATION

Our named executive officers for 2022, which consist of our principal executive officer and the next two most-highly compensated executive officers who were serving as executive officers as of December 31, 2022. are:

●	Jeffrey A. Meckler, Chief Executive Officer and Director;

●	Walt. A. Linscott, Esq., Chief Operating Officer; and

●	Boyan Litchev, M.D., former Chief Medical Officer.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards (1) ($)	Non-equity Incentive Plan Compensation	All Other Compensation (2) ($)	Total ($)
Jeffrey A. Meckler,	2022	552,000	—		—	792,210	276,000	60,322	1,680,532
Chief Executive Officer(3)	2021	540,000	200,000		—	2,635,157	166,698	52,139	3,593,994
Walt A. Linscott, Esq.,	2022	405,000	—		—	181,614	202,500	59,130	848,244
Chief Operating Officer(3)	2021	366,541	175,000		—	1,475,688	126,299	51,287	2,194,815
Boyan Litchev, M.D.,	2022	391,193	75,000	(4)	—	361,484	125,000	324,990	1,277,667
Former Chief Medical Officer	2021	—	—		—	—	—	—	—

(1) The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our named executive officers during the fiscal years ended December 31, 2022 and 2021, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 17, 2023. Our named executive officers who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2) For 2022 and 2021, referenced amount is for the Company paid portion of medical premiums and life insurance. For Dr. Litchev for 2022, the referenced amount also includes severance payments in the amount of $212,500, Company-paid medical premiums following his termination of employment on December 31, 2022 as part of his severance package in the amount of $31,978 and $20,390, representing the total value of the accrued but unused paid time off paid to Dr. Litchev in connection with his termination of employment, as described below under the section titled “Litchev Separation Agreement”.

(3) Compensation amounts in 2021 include compensation as an executive officer of Intec Israel prior to the Merger and Domestication Merger.

(4) Represents a signing bonus paid to Dr. Litchev in connection with his commencement of employment.

Narrative Description to Summary Compensation Table

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our Compensation Committee or Board of Directors and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Board of Directors and Compensation Committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

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The actual base salaries paid to all of our named executive officers for 2022 are set forth in the “Summary Compensation Table” above.

In January 2022, our Compensation Committee approved a base salary increase for Mr. Meckler to $552,000, which represented an adjustment of approximately 2.2%. Mr. Linscott did not receive a salary increase in 2022. In February 2023, our Compensation Committee approved base salary increases for 2023 for Mr. Meckler and Mr. Linscott to $565,000 and $425,000, respectively. These base salary increases represented adjustments of approximately 2.4% and 4.9%, respectively. Pursuant to his employment agreement, effective January 31, 2022, Dr. Litchev’s base salary for 2022 was $425,000, prorated for the portion of the year he actually served as our Chief Medical Officer. Dr. Litchev’s employment with the Company terminated on December 31, 2022.

Annual Cash Performance Bonuses

Each named executive officer is also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our Compensation Committee and Board of Directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for 2022 executive bonuses were as follows: 50% for our Mr. Meckler, 50% for Mr. Linscott, and 40% for Dr. Litchev. All final bonus payments to our named executive officers are determined by our Compensation Committee or our Board of Directors. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the Compensation Committee.

For 2022, the corporate performance objectives for our named executive officers were related to clinical milestones, research and development goals, business development opportunities, financing objectives and human capital management objectives. These performance objectives and areas of emphasis were used as a guide by the Compensation Committee and Board of Directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2022. Based on its review of our overall performance relative to our corporate objectives, the Compensation Committee determined to award a corporate achievement level of 100% for annual bonus plan purposes.

The overall achievement level was then used to determine each named executive officer’s bonus. The bonuses paid to our named executive officers for 2022 are set forth in the “Summary Compensation Table” above.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our Board of Directors from time to time. Stock option awards granted to our named executive officers generally vest as to one-third of the total shares on the first anniversary of the grant date and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate.

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In January 2022, Mr. Meckler and Mr. Linscott were granted stock options to purchase 200,000 shares and 45,850 shares of our common stock, respectively. The stock options vest as to one-third of the total shares on January 26, 2023 and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. In January 2023, Mr. Meckler and Mr. Linscott were granted stock options to purchase 100,000 shares and 40,000 shares of our common stock, respectively. The stock options vest as to one-third of the total shares on January 18, 2024 and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. Pursuant to his employment agreement, Dr. Litchev was granted a stock option to purchase 90,000 shares of the Company’s common stock, with one-third of such shares vesting on the first anniversary of the effective date of his employment with the Company and the remaining shares vesting in equal monthly installments over the next two years; however, these stock options were forfeited upon the termination of his employment with the Company on December 31, 2022.

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstance. For additional discussion, please see “Employment Agreements and Potential Payments on Employment Termination” below.

Other Elements of Compensation

Retirement Plans

Effective January 1, 2023, we maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We pay for the health and welfare benefits of our named executive officers. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards as of December 31, 2022, for each named executive officer:

Option Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date(1)
Jeffrey A. Meckler, Chief Executive Officer	04/10/17		1,500	—	425.6	04/10/27
	05/01/17		813	—	425.6	05/01/27
	12/11/17		4,750	—	536.0	12/11/27
	06/28/18		1,250	—	355.2	06/28/25
	04/04/19		1,562	—	611.2	04/04/26
	07/15/20	(2)	2,812	938	24.6	07/15/27
	08/04/21	(3)	218,750	156,250	8.87	8/4/2031
	01/26/22	(4)	—	200,000	4.90	01/26/32
Walt A. Linscott, Esq., Chief Operating Officer	10/23/17		750	—	684.8	10/23/27
	12/11/17		1,750	—	684.8	12/11/27
	01/22/19		1,125	—	610.4	01/22/26
	09/13/19		2,500	—	72.0	09/13/26
	02/17/20	(5)	1,031	94	34.3	02/17/27
	09/16/20		1,250	—	25.7	09/16/27
	08/04/21	(3)	87,500	122,500	8.87	8/4/2031
	01/26/22	(4)	—	45,850	4.90	01/26/32
Boyan Litchev, M.D., Former Chief Medical Officer	02/01/22	(6)	—	90,000	4.97	02/01/32

(1) The options have a seven-year term or ten-year term as noted in the table subject to earlier expiration upon termination.

(2) The options vest over a period of three years from July 15, 2020, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending July 15, 2023.

(3) The options vest over a period of three years from August 4, 2021, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending August 4, 2024.

(4) The options vest over a period of three years from January 26, 2022, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 26, 2025.

(5) The options vest over a period of three years from February 17, 2020, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending February 17, 2023.

(6) All of Dr. Litchev’s options were forfeited in connection with the termination of his employment with the Company on December 31, 2022.

Employment Agreements and Potential Payments on Employment Termination

Set forth below is a description of the employment agreements with our named executive officers and a summary of the benefits that would be payable upon termination of employment or in connection with a change in control to our named executive officers under their employment agreements with us. Because Dr. Litchev’s employment with the Company terminated effective December 31, 2022, the severance benefits to which he is entitled under his separation agreement with the Company is described below under section titled “Litchev Separation Agreement”.

Jeffrey A. Meckler

We have entered into an employment agreement with Jeffrey A. Meckler (the “Meckler Employment Agreement”), which superseded and replaced his employment agreement dated December 11, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as our Chief Executive Officer. The Meckler Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Meckler is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Meckler a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

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Upon termination of Mr. Meckler’s employment by us without cause or Mr. Meckler’s resignation for good reason, Mr. Meckler will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

If Mr. Meckler’s employment is terminated by us without cause or by Mr. Meckler for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Meckler will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Meckler’s termination of employment.

In the event that Mr. Meckler’s employment terminates by reason of his death or disability, and Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

Walt A. Linscott, Esq.

We have entered into an employment agreement with Walt A. Linscott, Esq. (the “Linscott Employment Agreement”), which supersedes and replaces his employment agreement dated October 23, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel. The Linscott Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Linscott is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Linscott a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Linscott’s employment by us without cause or Mr. Linscott’s resignation for good reason, Mr. Linscott will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

If Mr. Linscott’s employment is terminated by us without cause or by Mr. Linscott for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Linscott will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Linscott’s termination of employment.

In the event that Mr. Linscott’s employment terminates by reason of his death or disability, and Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

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Litchev Separation Agreement

We previously entered into an employment agreement with Boyan Litchev, M.D. (the “Litchev Employment Agreement”), who served as our Chief Medical Officer from January 31, 2022 through December 31, 2022. The Litchev Employment Agreement provided for an annual base salary of $425,000, subject to review for an upward adjustment on at least an annual basis. Under the Litchev Employment Agreement, Dr. Litchev was eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 40% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s Board of Directors on an annual basis. Dr. Litchev was also awarded a one-time signing bonus of $75,000, provided that, in the event Dr. Litchev resigned without good reason or was terminated for cause at any time prior to the one-year anniversary of the effective date of the Litchev Employment Agreement, Dr. Litchev was obligated to repay the signing bonus.

In connection with the termination of Dr. Litchev’s employment with the Company effective December 31, 2022, the Company and Dr. Litchev entered into a separation agreement (the “Litchev Separation Agreement”) pursuant to which Dr. Litchev agreed to a general release of claims in exchange for certain severance benefits. Under the Litchev Separation Agreement, Dr. Litchev is entitled to (i) continued payment of his base salary for 6 months following the date of termination, (ii) a cash lump-sum payment of $125,000 representing his 2022 bonus as determined by the Board of Directors, and (iii) reimbursement of health insurance premiums until the earlier of (a) 6 months from the date of termination, or (b) the date upon which he becomes covered under similar plans of a subsequent employer.

Equity Compensation Plans

The following table gives information as of December 31, 2022 about shares of our common stock that may be issued upon the exercise of options under the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan (the “2021 Plan”):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plan approved by security holders(2)	1,672,873	$13.01	314,494
Equity compensation plans not approved by security holders	—	—	—

(1) Represents stock options outstanding under the 2021 Plan.

(2) Our 2021 Plan has an evergreen provision that allows for an annual increase on each January 1 beginning on January 1, 2022 and ending on and including January 1, 2024, equal to the lesser of (A) 3% of the aggregate number of shares of our shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

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Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for each of the fiscal years ended December 31, 2021 and 2022:

(a)	(b)	(c)	(d)	(e)	(f)	(h)
					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Net Loss ($)
2022	$1,680,532	$(38,385)	$1,062,955	$500,074	$41	$(14,322,798)
2021	$3,593,994	$2,537,836	$2,349,869	$1,647,534	$25	$(7,711,386)

(1)	Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2022	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Boyan Litchev, M.D.
2021	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(2,635,157)	$(1,756,771)	$(792,210)	$(271,549)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	1,596,462	1,064,308	194,807	22,330
Deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(14,991)	(6,741)	(757,464)	(211,478)
Deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(2,472)	(3,131)	(364,050)	(102,184)
TOTAL ADJUSTMENTS	$(1,056,158)	$(702,335)	$(1,718,917)	$(562,881)

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an estimated expected life using the simplified method, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 17, 2023, and our Annual Reports on Form 10-K for prior fiscal years.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2021 and 2022.

TSR amounts reported in the graph assume an initial fixed investment of $100. We do not pay dividends.

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The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2021 and 2022.

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DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2022, other than Mr. Meckler, our Chief Executive Officer, who did not receive additional compensation for his service as a director and whose compensation is set forth in the Summary Compensation Table under the section entitled Executive Compensation above. Dr. Newman, our Chief Scientific Officer, is also an employee and executive officer, who did not receive additional compensation for his service as a director. Dr. Newman is not one of our NEOs for 2022 and so he does not appear in the Summary Compensation Table. Because Dr. Newman is an employee and an executive officer, he is not required to be included in the table below.

Name	Fees earned ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)		Total ($)
Roger J. Pomerantz	150,000	—	144,233	—		294,233
Hila Karah	62,500	—	24,341	—		86,841
Anthony J. Maddaluna	65,000	—	24,341	—		89,341
William B. Hayes	71,000	—	24,341	—		95,341
Brian O’Callaghan	65,500	—	24,341	—		89,841
Mark Gilbert, M.D.	50,000	—	24,341	60,000	(2)	134,341

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our non-employee directors during the fiscal year ended December 31, 2022, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 17, 2023. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options. As of December 31, 2022, our non-employee directors held the following numbers of stock options: Dr. Pomerantz, 123,000 stock options; Ms. Karah 28,781 stock options, Mr. Maddaluna 28,500 stock options, Mr. Hayes 28,500 stock options, Mr. O’Callaghan 48,426 stock options, and Dr.Gilbert 33,750 stock options.

(2) Represents quarterly retainer fees paid to Dr. Gilbert for consultation services.

Pursuant to our director compensation policy, the annual retainer for non-employee directors is $50,000 and the annual retainer for the chair of the Board of Directors is $150,000. Annual retainers for committee membership are as follows:

Audit committee chairperson	$15,000
Audit committee member	$7,500
Compensation committee chairperson	$10,000
Compensation committee member	$6,000
Nominating committee chairperson	$8,000
Nominating committee member	$5,000
Scientific and technology committee chairperson	$8,000
Scientific and technology committee member	$4,000

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These fees are payable in advance in four equal quarterly installments during the first week of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our Board of Directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which they serve and in connection with other business related to the Board of Directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses authorized by the Board of Directors or a committee that are incurred in connection with attending conferences or meetings with management in accordance with a travel policy, as may be in effect from time to time.

On the date of the annual meeting of stockholders for 2022, each non-employee director (other than the board chair) received a grant of 13,750 stock options, and the board chair received a grant of 81,000 stock options, as determined by our Compensation Committee. The stock options vest in full on the first anniversary of the grant date, subject to continued service on the Board and the options shall also vest in full immediately upon a change of control.

In March 2023, the Board amended our director compensation policy to provide that, on the date an individual is first elected or appointed as a non-employee director, such individual will receive a grant of 25,000 stock options, and that, on the date of each annual meeting of stockholders, commencing with the annual meeting of stockholders for 2023, each non-employee director (other than the board chair) will receive a grant of 12,500 stock options and the board chair will receive 30,000 stock options. The initial stock options vest in over three years from the grant date in equal quarterly installments, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control. The annual stock options vest in full on the first anniversary of the grant date, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control.

On February 13, 2023, the Board of Directors increased its size to provide for a total of nine directors authorized to serve on the Board and appointed Robert Martell, M.D., Ph.D. as a director of the Company. Dr. Martell is eligible to participate in the Company’s non-employee director compensation policy, including receipt of an annual retainer of $50,000 for his Board service, an initial award of an option to purchase 20,000 shares of the Company’s common stock. In connection with his election to the Board, Dr. Martell received an initial equity award having an exercise price equal to $1.71 per share, which vests on February 13, 2024, subject to Dr. Martell’s continued service on the Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of March 31, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 8,401,047 shares of common stock outstanding as of March 31, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 3 Columbus Circle, 15th Floor, New York, NY 10019. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Persons or entities holding 5% or more our outstanding common stock
Glen R. Anderson	1,087,048	(1)	12.9%
Named executive officers and directors
Jeffrey A. Meckler	390,773	(2)	4.7%
Michael J. Newman, Ph.D.	1,555,585	(3)	18.5%
Walt A. Linscott, Esq..	150,257	(4)	1.8%
Boyan Litchev, M.D.**	1,150	(5)	*
Hila Karah	14,990	(6)	*
Anthony J. Maddaluna	15,378	(7)	*
William B. Hayes	14,708	(8)	*
Dr. Roger J. Pomerantz	14,625	(9)	*
Brian O’Callaghan	34,676	(10)	*
Mark Gilbert, M.D.	20,000	(11)	*
Robert E. Martell, M.D., Ph.D.	-		*
All executive officers and directors as a group (11 persons)	2,278,596	(12)	27.1%

*	Less than one percent.

**	Effective as of December 31, 2022, Dr. Litchev’s employment with us was terminated.

(1)	Based solely upon a Schedule 13G filed on July 7, 2022, 973,130 shares are held by the Anderson Family Trust U/A/D January 7, 2017 in which Glen R. Anderson is a trustee of the Anderson Family Trust and shares voting and dispositive control with his spouse, and 113,918 shares are held by Mr. Anderson over which he has sole voting and dispositive power.

(2)	Consists of (i) 75,374 shares of common stock, and (ii) 315,399 shares of common stock issuable upon exercise of outstanding options, of which 47,917 will vest within 60 days of March 31, 2023.

(3)	Consists of (i) 1,341,524 shares of common stock held by the Michael J. Newman Trust, dated January 21, 2008, Michael J. Newman, Trustee; (ii) 26,832 shares of common stock held by Janet Lee Harris, Trustee of the Janet Harris Living Trust, executed on March 25, 2009. Ms. Harris is the spouse of Dr. Newman, and as such, Dr. Newman is deemed to beneficially own such shares; and (iii) 187,229 shares of common stock issuable upon exercise of outstanding options, of which 27,779 will vest within 60 days of March 31, 2023.

(4)	Consists of (i) 150 shares of common stock and (ii) 150,107 shares of common stock issuable upon exercise of outstanding options, of which 21,321 will vest within 60 days of March 31, 2023.

(5)	Consists of 1,150 shares of common stock beneficially owned by Dr. Litchev as of December 31, 2022.

(6)	Consists of 14,990 shares of common stock issuable upon exercise of outstanding options.

(7)	Consists of (i) 670 shares of common stock and (ii) 14,708 shares of common stock issuable upon exercise of outstanding options.

(8)	Consists of 14,708 shares of common stock issuable upon exercise of outstanding options.

(9)	Consists of 14,635 shares of common stock issuable upon exercise of outstanding options.

(10)	Consists of 34,676 shares of common stock issuable upon exercise of outstanding options.

(11)	Consists of 20,000 shares of common stock issuable upon exercise of outstanding options.

(12)	Consists of (i) 1,444,550 shares of common stock, and (ii) 834,046 shares of common stock issuable upon exercise of outstanding options, of which 102,017 will vest within 60 days of days of March 31, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2022 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2022 other than: one Form 4 reporting one late transaction by our former executive officer, Boyan Litchev, M.D.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

In accordance with our audit committee charter, the Audit Committee is required to approve related party transactions. In general, the Audit Committee will review any proposed transaction that has been identified as a related person transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related person (as defined below) are participants in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” includes (i) a director, director nominee or executive officer of the Company, (ii) any immediate family member of the foregoing, or (iii) a security holder known to be a beneficial owner of more than 5% of any class of our voting securities.

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a participant in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2022 and 2021, as applicable) and in which any related person, had, or will have, a direct or indirect material interest.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

We also maintain an insurance policy that insures our directors and executive officers against certain liabilities, including liabilities arising under applicable securities laws.

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STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 in writing not later than December 14, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than January 26, 2024 and no later than February 25, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 25, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

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SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

36

INDAPTUS’ ANNUAL REPORT ON FORM 10-K

A copy of Indaptus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 31, 2023 without charge upon written request addressed to:

Indaptus Therapeutics, Inc.

Attention: Secretary

3 Columbus Circle, 15th Floor

New York, NY 10019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.indaptusrx.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Nir Sassi

Nir Sassi, Chief Financial Officer, Treasurer and Secretary

New York, New York

April 12, 2023

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INDAPTUS THERAPEUTICS, INC.
ATTN: NIR SASSI
3 COLUMBUS CIRCLE, 15TH FLOOR
NEW YORK, NY 10019

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10184-P90507 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDAPTUS THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class II Directors to serve on our Board of Directors until the 2026 Annual Meeting of Stockholders or until his successor is elected and qualified	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William B. Hayes
02) Anthony Maddaluna

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V10185-P90507

INDAPTUS THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2023 10:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Indaptus Therapeutics, Inc. hereby appoint(s) Jeffrey Meckler and Nir Sassi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Indaptus Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on Thursday, May 25, 2023, at 3 Columbus Circle, 15th Floor, New York, New York 10019, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side